UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2006


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                    000-106839              88-0492134
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)         Identification No.)

            114 West Magnolia Street, Suite 400-142
                        Bellingham, WA                            98225
           ----------------------------------------            ----------
           (Address of principal executive offices)            (Zip Code)

                                  360-392-3902
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              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See the disclosure provided under Item 3.02 below.


      ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         See the disclosure provided under Item 3.02 below.


               ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         On March 2, 2006, Essential Innovations Technology Corp. (the "Company") finalized its agreements with Laurus Master Fund Ltd., a Cayman Islands corporation ("Laurus), under which Laurus agreed to provide $2.0 million in gross proceeds through the sale of a three-year term note and access to up to an additional $4.0 million under a secured revolving note. The term note bears an interest rate of the prime rate plus 3% (but in any event, not lower than 8%), while the revolving note bears an interest rate of the prime rate plus 2% (but in any event, not lower than 8%), each of which are to be secured by all of the Company's assets, and will not be convertible into equity. In connection with the transaction, the Company is paying certain costs and expenses of Laurus and has issued immediately exercisable warrants to purchase up to 8,586,754 shares of the Company's common stock at an exercise price of $0.001 per share, which expire in 2050.

         This offering was conducted as a private placement exempt from registration under Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended. No general solicitation was used, Laurus is an accredited investor, and Laurus acknowledged that the securities constituted restricted securities. The Company has entered into an agreement to register the resale of the common stock issuable upon exercise of the warrants.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: March 8, 2006                       By: /s/ Jason McDiarmid
                                             ------------------------
                                             Jason McDiarmid
                                             Its President

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